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                                                                      EXHIBIT 21

                         HBO & COMPANY AND SUBSIDIARIES
                         SUBSIDIARIES OF THE REGISTRANT

Subsidiaries of the Company are as follows:

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                                                                                                    JURISDICTION
                                                                                                  OF INCORPORATION
                                                                                               ----------------------

HBO & Company of Georgia                                100%                                   Delaware, USA

HBO & Company (UK) Limited                              100%                                   United Kingdom

HBO & Company (VI), Inc.                                100%                                   U.S. Virgin Islands

HBO & Company Canada Ltd.                               100%                                   Canada

Data-Med Computer Services Limited                      100%  owned by HBO & Company (UK)      United Kingdom
                                                               Limited

Pegasus Medical Ltd.                                    100%  owned by HBO & Company of        Israel
                                                               Georgia

First Data Health Systems Corporation                   100%  owned by HBO & Company of        Delaware, USA
                                                               Georgia until merged with HBO
                                                               & Company of Georgia in
                                                               December 1995

First Data Health Systems (Australia), Pty. Ltd.        100%  owned by HBO & Company of        Australia
                                                               Georgia

First Data Health Systems (U.K.), Ltd.                  100%  owned by HBO & Company of        United Kingdom
                                                               Georgia

First Data Health Systems (Ireland), Ltd.               100%  owned by HBO & Company of        Ireland
                                                               Georgia

First Data Health Systems Training Services Ltd.        100%  owned by HBO & Company of        Ireland
                                                               Georgia
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